                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

          AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of September __, 2002 among AVIALL SERVICES INC., a Delaware corporation (the "Borrower"), AVIALL, INC., a Delaware corporation ("Holdings"), the Lenders (as defined therein), the Issuers (as defined therein) and CITICORP USA, INC. ("CUSA"), as agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent"). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meaning ascribed to them in the Amended and Restated Credit Agreement (as hereinafter defined).

                                   WITNESSETH:

         WHEREAS, Borrower, Administrative Agent and Lenders are party to an Amended and Restated Credit Agreement dated as of January 11, 2002 among Borrower, Holdings, Lenders, the Issuers and the Administrative Agent (as amended, supplemented, restated or otherwise modified from time to time the "Amended and Restated Credit Agreement"); and

         WHEREAS, the parties to the Amended and Restated Credit Agreement desire to amend the Amended and Restated Credit Agreement as herein set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1.
             AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT

         1.1 Amendment to the Amended and Restated Credit Agreement. Effective upon the execution of this Amendment by the Administrative Agent, the Requisite Lenders and the Borrower and the satisfaction of the conditions precedent set forth in Article 2 hereof, the parties hereto agree to amend the Amended and Restated Credit Agreement as follows:

                  Capital Expenditures. Section 5.5 (Capital Expenditures) is amended by substituting for the schedule contained therein the following schedule:

                                             MAXIMUM CAPITAL
             FISCAL YEAR                      EXPENDITURES
             -----------                     ---------------
                 2002                          $9,600,000
                 2003                          $11,275,000
                 2004                          $11,000,000
                 2005                          $11,000,000
                 2006                          $11,000,000

                                   ARTICLE 2.
                        CONDITIONS PRECEDENT TO AMENDMENT

         This Amendment shall be effective as of the Effective Date (as defined below) upon the satisfaction or due waiver of the following conditions precedent:

         2.1 Representations and Warranties. The representations and warranties set forth in this Amendment shall be true and correct on the date hereof.

         2.2 Documents. The Administrative Agent shall have received this Amendment, duly executed by the Borrower and the Lenders constituting Requisite Lenders, and such documents as the Administrative Agent may reasonably request; provided that delivery to the Borrower by the Lenders of executed signature pages to this Amendment shall be conclusive evidence of the satisfaction of the condition precedent set forth in this Section 2.2.



                                   ARTICLE 3.
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         The Borrower represents and warrants to the Administrative Agent and the Lenders that:

         3.1 Authorization. The execution, delivery and performance by the Borrower of this Amendment have been authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

         3.2 No Conflict. Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (a) any provision of the Borrower's certificate or articles of incorporation or bylaws, (b) any law or regulation, or any order or decree of any court or government instrumentality, or (c) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound.

         3.3 Representations and Warranties in the Amended and Restated Credit Agreement. The representations and warranties set forth in Article IV (Representations and Warranties) of the Amended and Restated Credit Agreement are true and correct in all material respects on and as of the date hereof, except for those representations and warranties that, by their terms, refer to a specific date, in which case, as of such date.

         3.4 No Default. No Default or Event of Default shall have occurred and be continuing under the Amended and Restated Credit Agreement.

         3.5 Loan Documents. Neither Holdings or Borrower has any charge, lien, claim or offset against any Lender or the Administrative Agent, or defenses to the enforcement of the Loan Documents and the Obligations by the Lenders and the Administrative Agent.

                                   ARTICLE 4.
                            MISCELLANEOUS PROVISIONS


         4.1 Reference to and Effect Upon the Amended and Restated Credit Agreement.

                  (a) Except as specifically amended above, the Amended and Restated Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default, right, power, privilege or remedy of Administrative Agent or any Lender under the Amended and Restated Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Amended and Restated Credit Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Amended and Restated Credit Agreement to this "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Amended and Restated Credit Agreement as amended hereby.

         4.2 Costs and Expenses. As provided in Section 11.3 of the Amended and Restated Credit Agreement, Borrower agrees to reimburse Administrative Agent and Lenders for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

         4.3 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

         4.4 Headings. Section headings in this amendment are included herein for convenience of reference only and shall not constitute a part of this amendment for any other purposes.

         4.5 Counterparts. This Amendment may be executed in any number of counterparts and by facsimile, each of which counterpart when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                                                                  EXECUTION COPY


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.


                                   AVIALL SERVICES, INC.
                                      as Borrower


                                   By:   /s/ Jeffrey J. Murphy
                                         ---------------------------------------
                                         Name: Jeffrey J. Murphy
                                         Title: Sr. Vice President-Law & HR

                                   AVIALL INC.
                                        as Holdings


                                   By:   /s/ Jacqueline K. Collier
                                         ---------------------------------------
                                         Name: Jacqueline K. Collier
                                         Title: Vice President & Controller

                                   CITICORP USA, INC.,
                                         as Administrative Agent and Lender

                                   By:   /s/ Shapleigh B. Smith
                                         ---------------------------------------
                                         Name: Shapleigh B. Smith
                                         Title: Managing Director

                                   CITIBANK, N.A.,
                                        as Issuer


                                   By:   /s/ Shapleigh B. Smith
                                         ---------------------------------------
                                         Name: Shapleigh B. Smith
                                         Title: Managing Director

                                   ALLFIRST BANK,
                                         as Lender


                                   By:   /s/ Mark X. Fidati
                                         ---------------------------------------
                                         Name: Mark X. Fidati
                                         Title: Vice President


                                   BANK OF THE WEST,
                                         as Lender


                                   By:   /s/ John F. King
                                         ---------------------------------------
                                         Name: John F. King
                                         Title: Vice President

                                   COMERICA BANK,
                                        as Lender


                                   By:   /s/ Timothy J. Whitefoot
                                         ---------------------------------------
                                         Name: Timothy J. Whitefoot
                                         Title: Vice President


                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as Lender


                                   By:   /s/ John E. Hanley
                                         ---------------------------------------
                                         Name: John E. Hanley
                                         Title: Duly Authorized Signatory


                                   NATIONAL CITY BANK,
                                         as Lender


                                   By:   /s/ Stephen Bassett
                                         ---------------------------------------
                                         Name: Stephen Bassett
                                         Title: Assistant Vice President


                                   ORIX FINANCIAL SERVICES, INC.,
                                         as Lender


                                   By:   /s/ Thomas M. Watson
                                         ---------------------------------------
                                         Name: Thomas M. Watson
                                         Title: Vice President


                                   PNC BANK, NATIONAL ASSOCIATION ,
                                         as Lender


                                   By:   /s/ Christy West
                                         ---------------------------------------
                                         Name: Christy West
                                         Title: Vice President


                                   TRANSAMERICA BUSINESS CAPITAL
                                         CORPORATION,
                                         as Lender


                                   By:   /s/ Steve Goetschius
                                         ---------------------------------------
                                         Name: Steve Goetschius
                                         Title: SVP

                                   WACHOVIA BANK, N.A.,
                                         as Lender


                                   By:   /s/ Monica H. Cole
                                         ---------------------------------------
                                         Name: Monica H. Cole
                                         Title: VP


                                   WELLS FARGO BANK TEXAS N.A.,
                                         as Lender


                                   By: /s/ David C. Oldani
                                       -----------------------------------------
                                         Name: David C. Oldani
                                         Title: Vice President